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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) AUGUST 13, 2002
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                               GUIDANT CORPORATION
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             (Exact name of registrant as specified in its charter)



         INDIANA                        001-13388               35-1931722
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)




     111 MONUMENT CIRCLE, 29TH FLOOR
          INDIANAPOLIS, INDIANA                                    46204
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(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code (317) 971-2000
                                                   -----------------------------


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ITEM 9. REGULATION FD DISCLOSURE

        On August 13, 2002, each of the Principal Executive Officer, Ronald W. Dollens, and Principal Financial Officer, Keith E. Brauer, of Guidant Corporation submitted to the SEC sworn statements pursuant to SEC order, File No. 4-460. A copy of each statement is attached as an exhibit.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        The Exhibit Index is incorporated by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               GUIDANT CORPORATION

                               /s/ DEBRA F. MINOTT
                               -------------------

Date:  August 13, 2002         By  Debra F. Minott
                                   Vice President, General Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit 99.1 Statement Under Oath of Principal Executive Officer

Exhibit 99.2 Statement Under Oath of Principal Financial Officer